UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

WCF Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-37832	81- 2510023
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

401 Fair Meadow Drive, Webster City, Iowa		50595
(Address of Principal Executive Offices)		(Zip Code)

(515) 832-3071
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01    Other Events

On October 14, 2016 the Board of Directors of WCF Bancorp, Inc. (the “Company”) declared a cash dividend on the Company’s common stock of $0.05 per share. The dividend will be payable to stockholders of record as of October 28, 2016 and is expected to be paid on or about November 15, 2016.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information.	Not Applicable.
(c)	Shell Company Transactions.	Not Applicable.
(d)	Exhibits	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WCF BANCORP, INC.
DATE: October 18, 2016	By:	/s/ Stephen L. Mourlam
Stephen L. Mourlam
President and Chief Executive Officer